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                                                                 Exhibit 14(a)


                        CONSENT OF INDEPENDENT AUDITORS


      We consent to the reference to our firm under the caption "Financial Statements and Experts" and to the use of our report on the financial statements of Dreyfus Capital Value Fund, Inc. dated November 13, 1995, included in this Registration Statement Form N-14 of Comstock Partners Funds, Inc.



                                               /s/ Ernst & Young LLP
                                              ------------------------
                                                   ERNST & YOUNG LLP

New York, New York
February 9, 1996